UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 11, 2004


                           Art Technology Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    000-26679                   04-3141918
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


25 First Street, Cambridge, Massachusetts                         02141
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (617) 386-1000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 11, 2004, we announced that Institutional Shareholder Services has recommended that ATG stockholders vote in favor of the acquisition of Primus Knowledge Solutions, Inc. A copy of the press release is attached as Exhibit
99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits


          99.1  October 11, 2004 press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ART TECHNOLOGY GROUP, INC.



Date: October 12, 2004                             By: /s/Edward Terino
                                                       -------------------------
                                                       Edward Terino
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  Exhibit Index


        Number          Title
        ------          -----

         99.1           October 11, 2004 Press Release